UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GT BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GT BIOPHARMA, INC.

505 Montgomery Street, 10th Floor

San Francisco, California 94111

(415) 919-4040

TO THE STOCKHOLDERS OF GT BIOPHARMA, INC.:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of GT Biopharma, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held on November 11, 2026, at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067.

Enclosed are the following:

●	Our Notice of Special Meeting of Stockholders (the “Notice”) and proxy statement; and

●	A proxy card with a return envelope to record your vote.

The Notice lists the matters to be considered at the Special Meeting, and the proxy statement describes the matters listed in the Notice.

We intend to mail these proxy materials on or about October 13, 2026 to all stockholders of record entitled to vote at the Special Meeting.

Your vote at the Special Meeting is important. Whether or not you plan to attend the Special Meeting, we ask that you submit your proxy to vote as soon as possible so that your shares are represented at the Special Meeting. We appreciate your participation and your interest in GT Biopharma, Inc.

October 13, 2026	By Order of the Board of Directors

/s/ Michael Breen
Michael Breen
Executive Chairman of the Board of Directors and
Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 11, 2026

TO THE STOCKHOLDERS OF GT BIOPHARMA, INC.:

You are cordially invited to attend the Special Meeting of Stockholders of GT Biopharma, Inc., a Delaware corporation (the “Company”), to be held on November 11, 2026, at 11:00 A.M. Pacific time at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067 (the “Special Meeting”), for the following purposes as more fully described in the accompanying proxy statement:

	Proposal	Board’s Voting Recommendation
1.	To approve an amendment and restatement of the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to eliminate sections referencing the Company’s series of preferred stock that are no longer designated, issued or outstanding, at any time on or prior to November 11, 2027.	FOR approval
2.	To approve a second and separate amendment to the Charter to increase the number of authorized shares of the Company’s Common Stock from 25,000,000 to 250,000,000, at any time on or prior to November 11, 2027, in order to support, among other things, the general corporate purposes of the Company and potentially the additional share issuances of Common Stock issuable upon conversion of the Series M Preferred Stock and exercise of the Warrants, as described in Proposal No. 3 in the accompanying proxy statement.	FOR approval
3.	To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 19.99% or more of the Company’s outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), with respect to the transactions contemplated by the Securities Purchase Agreement, dated September 14, 2026, by and between the Company and the purchasers identified therein (as amended, the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (i) conversion of the Company’s Series M 10% Convertible Preferred Stock, par value $0.01 per share (the “Series M Preferred Stock”), and (ii) exercise of (x) warrants to purchase shares of Common Stock (the “Common Stock Warrants”) and (y) warrants to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined below) (the “Vesting Warrants,” and together with the Common Warrants, the “Warrants”).	FOR approval
4.	To consider and vote upon an adjournment of the Special Meeting from time to time to a later date or dates, if necessary, to establish a quorum and/or solicit additional proxies if there are not sufficient votes in favor of each of Proposal No. 1, Proposal No. 2 or Proposal No. 3 (the “Adjournment Proposal”).	FOR approval

Only stockholders as of the record date, September 30, 2026 (the “Record Date”), or their duly appointed proxies, may attend the Special Meeting. If you hold your shares in “street name” (that is, through a broker, bank or nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date to attend the Special Meeting and a legal proxy if you wish to vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067 for 10 days prior to the Special Meeting. We will begin mailing printed copies of our proxy materials to stockholders of record as of the record date on or about October 13, 2026.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

October 13, 2026	By Order of the Board of Directors

/s/ Michael Breen
Michael Breen
Executive Chairman of the Board of Directors and Chief Executive Officer

TABLE OF CONTENTS

Page

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES	1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

PROPOSAL No. 1 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CHARTER TO ELIMINATE SECTIONS REFERENCING THE COMPANY’S SERIES OF PREFERRED STOCK THAT ARE NO LONGER DESIGNATED, ISSUED OR OUTSTANDING	10

PROPOSAL No. 2 APPROVAL OF A SECOND AND SEPARATE AMENDMENT TO OUR CHARTER TO INREASE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 25,000,000 TO 250,000,000	12

PROPOSAL No. 3 APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635 OF THE ISSUANCE OF 19.99% OR MORE OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK IN CONNECTION WITH THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE SHARES ISSUABLE UPON CONVERSION OF SHARES OF SERIES M PREFERRED STOCK AND EXERCISE OF THE WARRANTS	15

PROPOSAL No. 4 APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE EACH OF THE OBSOLETE PREFERRED STOCK ELIMINATION PROPOSAL, THE INCREASE IN AUTHORIZED SHARES PROPOSAL OR THE ISSUANCE PROPOSAL	19

APPENDIX A: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF GT BIOPHARMA, INC.	A-1

APPENDIX B: CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF GT BIOPHARMA, INC.	B-1

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF GT BIOPHARMA, INC.	C-1

GT BIOPHARMA, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 11, 2026

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our Board of Directors (the “Board”) solicits your proxy for the Special Meeting of Stockholders (the “Special Meeting”), and for any postponement or adjournment of the Special Meeting, for the purposes described in the “Notice of Special Meeting of Stockholders.” The table below shows some important details about the Special Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “GT Biopharma,” “the Company,” “we,” “our” and “us” in this proxy statement to refer to GT Biopharma, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”).

The Notice of Special Meeting, proxy statement and proxy card are first being made available to our stockholders on or about October 13, 2026.

This proxy statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This proxy statement is available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.gtbiopharma.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	November 11, 2026, 11:00 a.m. Pacific Time

Attending the Meeting	The Special Meeting will be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067. Only stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. If you are a beneficial owner and hold your shares in “street name” (that is, through a broker, bank or other nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of our common stock, par value $0.001 per share (“Common Stock”), as of the Record Date in order to be admitted to the Special Meeting.

Record Date	September 30, 2026

Shares Outstanding	There were 2,061,052 shares of Common Stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote	Holders of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

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Quorum	The presence, in person or by proxy duly authorized, of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. A quorum is required to transact business at the Special Meeting.

Voting Methods	Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote in person or by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the Special Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. If you are a Beneficial Owner and hold your shares in “street name,” your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Special Meeting. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast in person or by proxy or at the Special Meeting.

Voting Results	We will announce the preliminary results for the proposals at the Special Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Proxy Solicitation Costs	We have engaged Saratoga Proxy Consulting LLC (“Saratoga”) to act as a proxy solicitor in conjunction with the Special Meeting. We will bear the costs of soliciting proxies from our stockholders. We will pay Saratoga a fee of $10,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses. Our directors, officers and other employees may also solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

What matters am I voting on?

You will be voting on:

●	To approve an amendment and restatement of the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to eliminate sections referencing the Company’s series of preferred stock that are no longer designated, issued or outstanding, at any time on or prior to November 11, 2027 (“Proposal No. 1” or the “Obsolete Preferred Stock Elimination Proposal”).

●	To approve a second and separate amendment to the Charter to increase the number of authorized shares of the Company’s Common Stock from 25,000,000 to 250,000,000, at any time on or prior to November 11, 2027, in order to support, among other things, the general corporate purposes of the Company and potentially the additional share issuances of Common Stock issuable upon conversion of the Series M Preferred Stock and exercise of the Warrants, as described in Proposal No. 3 in the accompanying proxy statement (“Proposal No. 2” or the “Increase in Authorized Shares Proposal”);

●	To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 19.99% or more of the Company’s outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), with respect to the transactions contemplated by the Securities Purchase Agreement, dated September 14, 2026, by and between the Company and the purchasers identified therein (as amended, the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (i) conversion of the Company’s Series M 10% Convertible Preferred Stock, par value $0.01 per share (the “Series M Preferred Stock”), and (ii) exercise of (x) warrants to purchase shares of Common Stock (the “Common Stock Warrants”) and (y) warrants to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined below) (the “Vesting Warrants,” and together with the Common Warrants, the “Warrants”) (“Proposal No. 3” or the “Issuance Proposal”); and

●	To consider and vote upon an adjournment of the Special Meeting from time to time to a later date or dates, if necessary, to establish a quorum and/or solicit additional proxies if there are not sufficient votes in favor of each of Proposal No. 1, Proposal No. 2 or Proposal No. 3 (“Proposal No. 4.” or the “Adjournment Proposal”).

How does our Board recommend that I vote?

Our Board recommends that you vote your shares:

●	FOR the Obsolete Preferred Stock Elimination Proposal;

●	FOR the Increase in Authorized Shares Proposal;

●	FOR the Issuance Proposal; and

●	FOR the Adjournment Proposal.

Why am I receiving these proxy materials?

You are receiving these proxy materials because you held shares of Common Stock on the Record Date for the Special Meeting. As a shareholder of record as of the Record Date, you are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

The proxy materials include our Notice of Special Meeting and proxy statement. The proxy materials also include the proxy card for the Special Meeting, which is being solicited on behalf of the Board. The proxy materials contain detailed information about the matters to be voted on at the Special Meeting and provide updated information about the Company to assist you in making an informed decision when voting your shares.

The Company began mailing printed copies of the proxy materials to shareholders on or about October 13, 2026 and will bear the cost of soliciting proxies on behalf of the Company for the Special Meeting.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Special Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board does not intend to bring any other matters to be voted on at the Special Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Special Meeting.

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Who is entitled to vote at the Special Meeting?

A complete list of the stockholders entitled to vote at the Special Meeting will be available at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067, during regular business hours for the ten days prior to the Special Meeting. This list will also be available during the Special Meeting. Stockholders may examine the list for any legally valid purpose related to the Special Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Special Meeting.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the Increase in Authorized Shares Proposal), but may not vote your shares with respect to any non-routine matters (e.g., the Issuance Proposal). See “What if I do not specify how my shares are to be voted?” for additional information.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Special Meeting. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

●	You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 10, 2026.

●	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than November 10, 2026. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Special Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our Board. Our Board recommends that you vote FOR Proposals Nos. 1, 2, 3 and 4.

●	You may vote in person at the Special Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. If you are a Beneficial Owner, your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Special Meeting.

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May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Special Meeting by:

●	entering a new vote by Internet or telephone;

●	signing and returning a new proxy card with a later date;

●	delivering a written revocation to our Secretary at 505 Montgomery Street, 10th Floor, San Francisco, California 94111; or

●	attending the Special Meeting and voting in person.

Beneficial Owners. If you are the Beneficial Owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The person named on the proxy card has been designated as proxy holder by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Special Meeting, the proxy holder will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	FOR the Obsolete Preferred Stock Elimination Proposal;

●	FOR the Increase in Authorized Shares Proposal;

●	FOR the Issuance Proposal; and

●	FOR the Adjournment Proposal.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal Nos. 3 and 4 is a non-routine matter, while each of Proposal Nos. 1 and 2 is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 3 and 4 which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal Nos. 1 and 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the meeting to be properly held under our Amended and Restated Bylaws and Delaware law. The presence, in person or by proxy duly authorized, of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. As noted above, as of the Record Date, there were a total of 2,061,052 shares of Common Stock outstanding, which means that 687,018 shares of Common Stock must be represented in person or by proxy at the Special Meeting to have a quorum. If there is no quorum, the chairman of the Special Meeting may adjourn the meeting to a later date.

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What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting (Proposal Nos. 1, 2, 3 and 4).

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 3 and 4.

How many votes are needed for approval of each proposal?

Proposal	Required Vote	Broker Discretionary Voting Allowed?
Proposal No. 1 – Obsolete Preferred Stock Elimination Proposal	Majority of voting power of shares present and entitled to vote	Yes

Proposal No. 2 – Increase in Authorized Shares Proposal	Majority of voting power of shares present and entitled to vote	Yes

Proposal No. 3 – Issuance Proposal	Majority of voting power of shares present and entitled to vote	No

Proposal No. 4 – Adjournment Proposal	Majority of voting power of shares present and entitled to vote	No

With respect to Proposal Nos. 1, 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of Proposal Nos. 1, 2, 3 and 4, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Special Meeting and who is paying for the solicitation?

Our Board is soliciting proxies for use at the Special Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

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Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GT Biopharma or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the Board attend the Special Meeting?

We encourage members of our Board to attend the Special Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that GT Biopharma only send a single copy of next year’s Notice of Annual Meeting and, if applicable, the proxy materials, you may contact us as follows:

GT Biopharma, Inc.

Attention: Secretary

505 Montogomery Street, 10th Floor

San Francisco, California 94111

(415) 919-4040

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 30, 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors and director nominees, (3) each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of our Common Stock is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of September 30, 2026. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. The address of each director and officer is c/o GT Biopharma, Inc., 505 Montgomery Street, 10th Floor, San Francisco, California 94111. Applicable percentage ownership in the following table is based on 2,061,052 shares of Common Stock outstanding as of September 30, 2026, plus, for each person, any securities that person has the right to acquire within 60 days of September 30, 2026.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Five Percent or Greater Stockholders:
Bristol Investment Fund, Ltd (1) (2)	205,899	9.99%
Five Narrow Lane, L.P. (1) (3)	205,899	9.99%
Robert A. Marzilli (4)	205,899	9.99%
Rainforest Partners LLC (5)	205,899	9.99%
Executive Officers, Directors and Director Nominees:
Michael Breen (6)	12,875	*
Alan Urban (7)	4,252	*
Charles J. Casamento (8)	3,167	*
Hilary Kramer (9)	1,250	*
David C. Mun-Gavin (9)	1,250	*
Directors and officers as a group (5 persons) (10)	22,794	1.11%

*	Less than 1%.

(1)	In accordance with Rule 13d-3(d) under the Exchange Act, we have excluded from the number of shares of Common Stock beneficially owned all of the shares that a Facility Investor (as defined in the Common Shares Purchase Agreement) may be required to purchase under the Common Shares Purchase Agreement, dated May 14, 2025, by and between the Company and the investors identified therein (the “Common Shares Purchase Agreement”). The issuance of such shares is solely at our discretion and is subject to conditions contained in the Common Shares Purchase Agreement, the satisfaction of which are entirely outside of the Facility Investors’ control. Furthermore, the VWAP Purchases (as defined in the Common Shares Purchase Agreement) of our Common Stock under the Common Shares Purchase Agreement are subject to certain agreed upon maximum amount limitations set forth in the Common Shares Purchase Agreement, including the contractually stipulated 4.99% or 9.99% blocker, as applicable.

(2)	The address for Bristol Investment Fund, Ltd. (“BIF”) is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 311063, Grand Cayman KY1-1205, Cayman Islands. Paul Kessler, as manager of Bristol Capital Advisors, LLC, the investment advisor to BIF, has voting and investment control over the securities held by BIF. Mr. Kessler, as manager of Bristol and Hailstone, has voting and investment control over the securities held by Bristol and Hailstone. Mr. Kessler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Shares beneficially owned consists of (i) 96,284 shares of Common Stock by BIF, and (ii) 109,615 shares of Common Stock issuable upon the conversion of the Company’s Series L 10% Convertible Preferred Stock (the “Series L Preferred Stock”), Series M Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by BIF within 60 days of September 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

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(3)	The address for Five Narrow Lane, L.P. (“5NL”) is 510 Madison Avenue, Suite 1400, New York, New York 10022. Each of Arie Rabinowitz and Joseph Hammer may be deemed to have investment discretion and voting power over the shares held by FNL. Each of Messrs. Rabinowitz and Hammer disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein. Shares beneficially owned consists of (i) 52,899 shares of Common Stock, and (ii) 153,000 shares of Common Stock issuable upon the conversion of the Series L Preferred Stock, Series M Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by 5NL within 60 days of September 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

(4)	The address for Robert A. Marzilli is 457 Sunset Beach Rd., Richmond Hill, Ontario, L4E 3J3, Canada. This information is based on information known to the company through a non-objecting beneficial ownership report (the “NOBO Report”) as of August 31, 2026. Mr. Marzilli has not provided or verified the information appearing on the NOBO Report, and so this information may not be accurate for a number of reasons, including, but not limited to, if Mr. Marzilli has divested such ownership through private contractual or other means not reflected in the NOBO Report, or is the beneficial owner of other shares not disclosed in the NOBO Report. Shares beneficially owned consists of (i) 108,124 shares of Common Stock, and (ii) 97,775 shares of Common Stock issuable upon the conversion of the Series L Preferred Stock, Series M Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by Mr. Marzilli within 60 days of September 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

(5)	The address for Rainforest Partners LLC is 850 East 26th Street, Brooklyn, NY 11210. Mark Weinberger is the managing member of Rainforest Partners LLC, and has sole voting and investment power over the securities held by Rainforest Partners LLC. Shares beneficially owned consists of (i) 46,635 shares of Common Stock, and (ii) 159,264 shares of Common Stock issuable upon the conversion of the Series L Preferred Stock, Series M Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by Rainforest Partners LLC within 60 days of September 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

(6)	Consists of 1,141 shares of Common Stock and includes shares underlying options to purchase 67 shares of Common Stock at $1,860 per share, 667 shares of Common Stock at $637.50 per share, and 11,000 shares of Common Stock at $33.25 per share.

(7)	Includes shares underlying options to purchase 752 shares of Common Stock at $52.75 per share, and 3,500 shares of Common Stock at $33.25 per share.

(8)	Includes shares underlying options to purchase 667 shares of Common Stock at $262.50 per share, and 2,500 shares of Common Stock at $33.25 per share.

(9)	Includes shares underlying options to purchase 1,250 shares of Common Stock at $33.25 per share.

(10)	Includes shares underlying options to purchase 21,653 shares of Common Stock.

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PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CHARTER TO ELIMINATE SECTIONS REFERENCING THE COMPANY’S SERIES OF PREFERRED STOCK THAT ARE NO LONGER DESIGNATED, ISSUED OR OUTSTANDING

Proposal No. 1 is asking stockholders to approve a proposed amendment and restatement of our restated certificate of incorporation, as amended (the “Charter”), to eliminate sections referencing the Company’s series of preferred stock that are no longer designated, issued or outstanding (the “Obsolete Preferred Stock Elimination”). On September 30, 2026, subject to stockholder approval, our Board of Directors (the “Board”) approved an amendment and restatement of our Charter (the “Obsolete Preferred Stock Elimination Amendment”) to, at the discretion of our Board in the event they deem it necessary, effect the Obsolete Preferred Stock Elimination, at any time on or prior to November 11, 2027. Our Charter and certain certificates of designation appended thereto or filed separately, as applicable, currently contain obsolete provisions relating to the following series of preferred stock that were previously designated:

●	the Company’s Series A Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series B Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series C Preferred Stock, all outstanding shares of which were converted in accordance with their terms on September 2, 2026 and which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series D Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series E Convertible Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series F Convertible Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series G Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series H Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series I Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026;

●	the Company’s Series J-1 Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026; and

●	the Company’s Series K Preferred Stock, which was separately eliminated pursuant to a Certificate of Elimination filed with the Secretary of State of Delaware on September 2, 2026.

There are currently outstanding no shares of our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J-1 Preferred Stock or Series K Preferred Stock, which we refer to collectively as the “Obsolete Preferred Stock.” Accordingly, the provisions relating to the Obsolete Preferred Stock no longer have any application. As these provisions are no longer relevant or applicable and create the potential for confusion, our Board believes it is in our best interest and the best interest of our stockholders to eliminate them from our Charter. The number of authorized shares of preferred stock will not be affected by the elimination of the Obsolete Preferred Stock, but will remain at 1,500,000 shares.

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Timing of the Proposed Amendment and Restatement

If this proposal is approved, we intend to file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, to eliminate sections referencing the Company’s series of preferred stock that are no longer designated, issued or outstanding. This description of the proposed amendment and restatement of our Charter is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed Amended and Restated Certificate of Incorporation, a copy of which is included as Appendix A. If the proposed amendment and restatement is not approved by our stockholders, the Certificate of Incorporation, as amended, including the number of authorized shares of Common Stock, will remain unchanged. The Obsolete Preferred Stock Elimination Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

Effective Time and Implementation of the Obsolete Preferred Stock Elimination Amendment

If the Obsolete Preferred Stock Elimination Proposal is approved by our stockholders, the Obsolete Preferred Stock Elimination would become effective, if at all, when the Obsolete Preferred Stock Elimination Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Obsolete Preferred Stock Elimination. However, notwithstanding approval of the Obsolete Preferred Stock Elimination Proposal by our stockholders, our Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Obsolete Preferred Stock Elimination; provided, however, the implementation of such amendment and restatement shall be on or prior to November 11, 2027.

However, if our stockholders approve the Obsolete Preferred Stock Elimination Amendment described in Proposal No. 1 and the Increase in Authorized Shares Amendment described in Proposal No. 2, we may file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation setting forth both amendments, as set forth in Appendix C.

Required Vote

Proposal No. 1 will be adopted if a majority of voting power of shares present and entitled to vote at the Special Meeting vote in favor of this proposal. Because this is a “routine” proposal, if you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on this matter.

Board Recommendation

The Board recommends that you vote “FOR” Proposal No. 1 to approve a proposed amendment and restatement of our Charter to eliminate sections referencing the Company’s series of preferred stock that are no longer designated, issued or outstanding.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OBSOLETE PREFERRED STOCK ELIMINATION PROPOSAL.

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PROPOSAL NO. 2

APPROVAL OF A SECOND AND SEPARATE AMENDMENT TO OUR CHARTER TO INREASE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 25,000,000 TO 250,000,000

Our Charter currently authorizes the Company to issue a total of 25,000,000 shares of Common Stock and 1,500,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). On September 30, 2026, subject to stockholder approval, our Board approved an amendment to our Charter (the “Increase in Authorized Shares Amendment”) to, at the discretion of our Board in the event they deem it necessary, effect the Increase in Authorized Shares of our Common Stock, at any time on or prior to November 11, 2027. The primary goal of the Increase in Authorized Shares is to provide our Board with the ability to issue additional shares of Common Stock to enable the Company to complete transactions which the Board believes may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings.

The following is a summary of the key provisions of the Increase in Authorized Shares Amendment, but this summary is qualified in its entirety by reference to the full text of the Increase in Authorized Shares Amendment, a copy of which is included as Appendix B:

Our current Charter authorizes twenty-five million (25,000,000) shares of Common Stock, and the Board has recommended that stockholders approve the Increase in Authorized Shares Amendment to increase the number of authorized shares of Common Stock to two-hundred fifty million (250,000,000) (the “Increase in Authorized Shares”).

The Increase in Authorized Shares Amendment, if effected, will have no effect on the par value of the Common Stock or Preferred Stock, or on the terms of any previously designated series of Preferred Stock.

The Increase in Authorized Shares Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The additional Common Stock to be authorized by adoption of the Increase in Authorized Shares Amendment would have rights identical to the currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware, which actual timing for implementation of the Increase in Authorized Shares would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented on or prior to November 11, 2027.

Reasons for the Increase in Authorized Shares

The purpose of the Increase in Authorized Shares Amendment is to provide the Board with the ability to issue additional shares of Common Stock to enable the Company to complete transactions which the Board believes may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings. Future offering transactions may include Common Stock, warrant coverage, or other convertible securities, with such terms as approved by the Board, again, subject in all cases to applicable Nasdaq Capital Market (the “Nasdaq”) stockholder approval rules and guidance where applicable. The effect of the Increase in Authorized Shares Amendment is to increase the Company’s authorized shares of Common Stock from twenty-five million (25,000,000) shares of Common Stock to two-hundred fifty million (250,000,000) shares of Common Stock.

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Assuming the Increase in Authorized Shares Proposal is approved, there will be two-hundred fifty-one million five hundred thousand (251,500,000) total authorized shares of capital stock of the Company, consisting of:

●	250,000,000 shares of Common Stock;

●	1,500,000 shares of Preferred Stock;

o	30,630 of which authorized shares of preferred stock is designated as the “Series L Preferred Stock” and

o	43,287 of which authorized shares of preferred stock is designated as the “Series M Preferred Stock.”

Our Charter provides the Board authority to designate and issue “blank check” preferred stock, and the Increase in Authorized Shares Amendment will have no effect on the Board’s ability to designate Preferred Stock, or the previously designated shares of Preferred Stock.

Risks Associated with the Increase in Authorized Shares

The Increase in Authorized Shares May Allow for Potential Dilution in the Value of the Shares of Common Stock Now Outstanding. Assuming the Increase in Authorized Shares Proposal is approved, the Board will be authorized to issue the additional shares of Common Stock without having to obtain the approval of the Company’s stockholders, except pursuant to applicable Nasdaq rules, which generally require stockholder approval for the issuance of 20% or more of an issuer’s outstanding shares of Common Stock, subject to certain exceptions. The issuance of additional shares of Common Stock could result in the dilution of the value of the shares of Common Stock now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Common Stock.

The Increase in Authorized Shares May Allow the Board to Issue Shares of Common Stock to Discourage or Impede a Takeover of the Company. The increase in the number of shares of Common Stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board to provide for the issuance of shares of Common Stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover was attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Effects of the Increase in Authorized Shares

Summary Table of Potential Effects of Authorized Share Increase. The chart below illustrates the number of shares of Common Stock that will be available for issuance if the Increase in Authorized Shares Proposal is approved. The number of shares disclosed in the column “Estimated Number of Shares of Common Stock After the Increase” gives further effect to the Authorized Shares Increase in the number of authorized shares of Common Stock from 25,000,000 to 250,000,000.

	Estimated Number of Shares of Common Stock Before Increase	Estimated Number of Shares of Common Stock After the Increase
Authorized	25,000,000	250,000,000
Outstanding	2,061,052	2,061,052
Issuable upon exercise of outstanding warrants and options	9,422,119	9,422,119
Issuable upon exercise of outstanding Preferred Stock	1,212,004	1,212,004
Reserved for issuance(1)	1,000,000	1,000,000
Authorized but unissued(2)	11,304,825	236,304,825

(1)	Represents shares currently reserved for future issuance under our Common Share Purchase Agreement.

(2)	Shares authorized but unissued represent Common Stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options, shares issuable upon exercise of outstanding Preferred Stock and shares reserved for issuance under equity incentive plans.

Unless further stockholder approval is required for a proposed issuance of additional shares of Common Stock by the rules of Nasdaq or other applicable laws or regulations, the additional shares of Common Stock may be used for various purposes without further stockholder approval. These purposes may include issuance of shares pursuant to the Company’s outstanding series of Preferred Stock, the potential for raising capital, establishing strategic relationships with other companies, expanding the Company through acquisition and other purposes.

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Effects of the Increase in Authorized Shares on Outstanding Equity Awards and Plans. If the Increase in Authorized Shares is effected, the terms of equity awards granted under our 2014 Stock Incentive Plan (the “2014 Plan”) and 2022 Omnibus Incentive Plan, (collectively the “Equity Plans”), including the per share exercise price of options and the number of shares issuable under such options, will not be adjusted. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants will not be adjusted.

Effects of the Increase in Authorized Shares on Hostile Takeover Defense. The additional shares of Common Stock that would become available for issuance if Increase in Authorized Shares Proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Increase in Authorized Shares Proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of this Increase in Authorized Shares Proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Risks if the Increase in Authorized Shares Proposal is Not Approved

If this Increase in Authorized Shares Proposal is not approved by our stockholders, our financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In short, if our stockholders do not approve this Increase in Authorized Shares Proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions and pursue other business opportunities integral to our growth and success.

Board Discretion to Effect the Increase in Authorized Shares

If the Increase in Authorized Shares Proposal is approved by our stockholders, the Increase in Authorized Shares will only be effected upon a determination by the Board, in its sole discretion in the event deemed necessary, that filing the Increase in Authorized Shares Amendment to effect the Increase in Authorized Shares is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including issuance of shares pursuant to the Company’s outstanding series of Preferred Stock, the potential for raising capital, establishing strategic relationships with other companies and expanding the Company through acquisition. We expect that the primary focus of the Board in determining whether or not to file the Increase in Authorized Shares Amendment will be whether we will need to increase the authorized shares of Common Stock for general corporate purposes, in additional financings, or to potentially complete the additional share issuances of Common Stock issuable upon conversion of the Series M Preferred Stock and exercise of the Warrants.

Effective Time and Implementation of the Increase in Authorized Shares Amendment

If the Increase in Authorized Shares Proposal is approved by our stockholders, the Increase in Authorized Shares would become effective, if at all, when the Increase in Authorized Shares Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Increase in Authorized Shares. However, notwithstanding approval of the Increase in Authorized Shares Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Increase in Authorized Shares; provided, however, the implementation of such amendment shall be on or prior to November 11, 2027.

However, if our stockholders approve the Obsolete Preferred Stock Elimination Amendment described in Proposal No. 1 and the Increase in Authorized Shares Amendment described in Proposal No. 2, we may file with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation setting forth both amendments, as set forth in Appendix C.

Required Vote

Proposal No. 2 will be adopted if a majority of voting power of shares present and entitled to vote at the Special Meeting vote in favor of this proposal. Because this is a “routine” proposal, if you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on this matter.

Board Recommendation

The Board recommends that you vote “FOR” Proposal No. 2 to amend the Company’s Charter to increase the authorized shares of Common Stock of the Company to 250,000,000 shares.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INCREASE IN AUTHORIZED SHARES PROPOSAL.

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PROPOSAL NO. 3

APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635 OF THE ISSUANCE OF 19.99% OR MORE OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK IN CONNECTION WITH THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE SHARES ISSUABLE UPON CONVERSION OF SHARES OF SERIES M PREFERRED STOCK AND EXERCISE OF THE WARRANTS

Proposal No. 3 is asking stockholders to approve the issuance of shares of 19.99% or more of the Company’s outstanding shares of Common Stock in connection with the Securities Purchase Agreement, including the shares issuable upon conversion of shares of Series M Preferred Stock and exercise of the Warrants, to the extent such conversion, exercise or issuance would result in the holders of such shares of Series M Preferred Stock, Warrants or Common Stock beneficially owning securities representing more than 19.99% of our outstanding Common Stock (the “Beneficial Ownership Limitation”) immediately following such conversion, exercise or issuance, or would result in the aggregate number of shares of Common Stock issued pursuant to the Securities Purchase Agreement, as described below, to exceed 360,695 (the “Exchange Cap”). Stockholder approval pursuant to Nasdaq Listing Rule 5635 is required to permit such issuances, conversions and exercises in excess of the Beneficial Ownership Limitation and the Exchange Cap.

Background

Securities Purchase Agreement

On September 14, 2026, the Company entered into the Securities Purchase Agreement, as amended on September 18, 2026 with the purchasers identified therein (the “Private Placement Investors”), whereby we agreed to issue and sell to the Private Placement Investors (i) up to 8,611.111 shares of the Company’s Series M Preferred Stock, (ii) the Common Stock Warrants, and (iii) the Vesting Warrants, with an aggregate stated value of $8,611,111.11, for an aggregate purchase price of $7,750,000, the conversion or exercise, as applicable, subject to the Beneficial Ownership Limitation and the Exchange Cap (the transactions contemplated by the Securities Purchase Agreement, the “Private Placement”).

Pursuant to the Securities Purchase Agreement, each Private Placement Investor may elect to purchase shares of Series M Preferred Stock with an aggregate stated value of up to $34,675,615 (the “Greenshoe Rights”) for an aggregate purchase price of $31,208,054, subject to adjustments, as further described in the Securities Purchase Agreement. Each Private Placement Investor is entitled to exercise its respective Greenshoe Rights for an amount of Series M Preferred Stock equal to the ratio of such Private Placement Investor’s original subscription amount to the original aggregate subscription amount of all Private Placement Investors.

On September 14, 2026, in connection with the Private Placement, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series M 10% Convertible Preferred Stock (the “Certificate of Designations”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which established the designations, preferences, powers and rights of the Series M Preferred Stock. On September 18, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Increase (the “Certificate of Increase”) increasing the shares of Series M Preferred Stock as designated in the Certificate of Designations from 41,778 shares to 43,287 shares.

The Certificate of Designations and the Warrants each include provisions that prevent the Private Placement Investors and their affiliates, until stockholder approval is obtained in accordance with applicable Nasdaq Listing Rules, from converting the shares of Preferred Stock or exercising their Warrants, as applicable, to the extent such action would result in the Private Placement Investors beneficially owning shares of Common Stock in excess of the Beneficial Ownership Limitation and the Exchange Cap. A copy of the Certificate of Designations and form of Warrants are filed as exhibits to our Current Report on Form 8-K that we filed with the SEC on September 15, 2026. A copy of the Certificate of Increase is filed as an exhibit to our Current Report on Form 8-K that we filed with the SEC on September 21, 2026.

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Series M Preferred Stock

The terms of the Series M Preferred Stock are as set forth in the Certificate of Designations, which was filed with and became effective with the Secretary of State for the State of Delaware on September 14, 2026. The Certificate of Designations was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on September 15, 2026 and is incorporated herein by reference. The Certificate of Increase was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on September 21, 2026 and is incorporated herein by reference.

Ranking. The Series M Preferred Stock ranks senior to all shares of capital stock of the Company (except for the Series L Preferred Stock which ranks pari passu with the Series M Preferred Stock), as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Dividends. The Series M Preferred Stock bears dividends at a per annum rate of 10% until September 13, 2027, and 12% per annum thereafter, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (each as defined in the Certificate of Designations) in cash or in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The form of dividend payments to each holder will be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions (as defined in the Certificate of Designations) have not been met during the 10 consecutive trading days immediately prior to the applicable dividend payment date (the “Dividend Notice Period”), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Company, in cash or shares of Common Stock which shall be valued at the Dividend Conversion Rate (as defined in the Certificate of Designations), (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued at the Dividend Conversion Rate, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement (as defined in the Certificate of Designations) has been waived by such holder (provided that the other Equity Conditions have been met during the Dividend Notice Period), as to such holder only, in unregistered shares of Common Stock which shall be valued at the Dividend Conversion Rate, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to, and increase, the outstanding Stated Value (as defined in the Certificate of Designations).

Conversion. Each share of Series M Preferred Stock will be convertible, at any time and from time to time from and after the Original Issue Date at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap) determined by dividing the Stated Value of such share of Series M Preferred Stock by the Conversion Price (as defined below). The Conversion Price for the Series M Preferred Stock will equal $6.10, subject to adjustment as described in the Certificate of Designations (the “Conversion Price”); provided that upon each exercise of a Greenshoe Right pursuant to the Securities Purchase Agreement in the event that 90% of the arithmetic average of the five lowest trading prices during the 10 trading days immediately prior to such exercise of a Greenshoe Right is less than the then Conversion Price (each such price, the “Adjusted Price”), the Conversion Price shall thereafter be reduced to equal the Adjusted Price, subject to further adjustment hereunder, provided, however, that if the Company receives written notice from Nasdaq that a floor price should be implemented, the reduced Adjusted Price shall in all events be subject to a floor of $1.282 (the “Floor Price”) (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the Original Issue Date and provided that if (i) the Company has received written notice from Nasdaq that a floor price should be implemented and (ii) the Adjusted Price is less than the Floor Price, then the Adjusted Price shall equal the Floor Price).

Voting Rights. The shares of Series M Preferred Stock have no voting rights. However, as long as any shares of Series M Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series M Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series M Preferred Stock or alter or amend the Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined below) senior to, or otherwise pari passu with, the Series M Preferred Stock, (c) amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series M Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

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Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designations, for each share of Series M Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the Series M Preferred Stock, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders will be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Warrants

Pursuant to the Securities Purchase Agreement, each Private Placement Investor was issued (i) a Common Stock Warrant, each to purchase up to a number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon conversion of the shares of the Series M Preferred Shares issued to such Private Placement Investor and (ii) a Vesting Warrant (the exercisability of which shall vest ratably from time to time in proportion to the Private Placement Investor’s (or its permitted assigns’) exercise of such Private Placement Investor’s Greenshoe Rights pursuant to Section 2.4 of the Securities Purchase Agreement), each to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined in the Securities Purchase Agreement) applicable to such Private Placement Investor, in accordance with the Securities Purchase Agreement. The Common Stock Warrants have an initial exercise price of $6.10 per share, and are exercisable, subject to the Beneficial Ownership Limitation and the Exchange Cap, immediately upon issuance and have a term of exercise equal to five years. The Vesting Warrants have an initial exercise price of $6.10 per share, and are exercisable subject to certain vesting limitations and the Beneficial Ownership Limitation and the Exchange Cap, and have a term of exercise equal to five years from the date that the applicable warrant shares vest.

Registration Rights Agreement

In connection with our entry into the Securities Purchase Agreement, on September 14, 2026, we entered into a registration rights agreement with the Private Placement Investors (the “Registration Rights Agreement”), pursuant to which we agreed to file a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the Series M Preferred Stock and upon exercise of the Warrants not later than 30 calendar days after September 14, 2026 and after each closing of the exercise of a Greenshoe Right in accordance with the Securities Purchase Agreement, to become effective no later than 60 days after September 14, 2026 (or, in the event of a “full review” by the Securities and Exchange Commission, 90 days after September 14, 2026) or as specified after each additional closing.

Voting Agreement

Pursuant to the Securities Purchase Agreement, the Company agreed to hold a meeting of its stockholders at the earliest practical date after the execution of the Securities Purchase Agreement for the purpose of obtaining stockholder approval of Proposal No. 3. In connection with Proposal No. 3, all of the Company’s officers and directors (each a “Voting Agreement Party”) entered into a Voting Agreement pursuant to which each Voting Agreement Party agreed to vote all shares of voting stock over which the Voting Agreement Party has voting control in favor of Proposal No. 2.

Reason for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Securities Purchase Agreement, we are seeking stockholder approval of this Proposal No. 3.

17

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock and such ownership or voting power would be the company’s largest ownership position. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule and does not necessarily constitute a “change of control” for purposes of Delaware law or our organizational documents. Our Board determined that the transactions contemplated by the Securities Purchase Agreement, and the issuance of the securities thereunder were in the best interests of our Company and its stockholders.

Additionally, under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance in a transaction, other than a public offering as defined in Nasdaq Listing Rule IM-5635-3, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by officers, directors or certain stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)). Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Effect of Approval

If Proposal No. 3 is approved, (i) all shares of Series M Preferred Stock held by the Private Placement Investors will, at the election of the Private Placement Investors, initially be convertible into an aggregate of 1,411,651 shares of Common Stock, without restriction by the Beneficial Ownership Limitation or the Exchange Cap, and (ii) the Private Placement Investors will have the ability to acquire up to 1,411,651 shares of Common Stock by exercising the Common Stock Warrants.

If Proposal No. 3 is approved, based on 2,061,052 shares outstanding as of September 30, 2026 (and assuming all shares of Series M Preferred Stock held by the Private Placement Investors have been converted into Common Stock and that no Common Stock Warrants have been exercised), the Private Placement Investors would hold, as of September 30, 2026, approximately 44% of the voting power of the Company based on their investment pursuant to the Securities Purchase Agreement. If Proposal No. 3 is approved, based on 2,061,052 shares outstanding as of September 30, 2026 (and assuming all shares of Series M Preferred Stock held by the Private Placement Investors have been converted into Common Stock and that all Common Stock Warrants have been exercised solely for cash), the Private Placement Investors would hold, as of September 30, 2026, approximately 61% of the voting power of the Company based on their investment pursuant to the Securities Purchase Agreement.

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve Proposal No. 3 at the Special Meeting, the Private Placement Investors will not be able to convert their shares of Series M Preferred Stock or exercise the Warrants and the Company will not be able to issue shares of Common Stock in excess of the Beneficial Ownership Limitation or the Exchange Cap. Additionally, if our stockholders do not approve this proposal, the Company will be required to call a meeting every four months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Series M Preferred Stock is no longer outstanding.

Required Vote

Proposal No. 3 will be adopted if a majority of voting power of shares present and entitled to vote at the Special Meeting affirmatively vote in favor of this proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal No. 3 to approve the issuance of shares of 19.99% or more of the Company’s outstanding shares of Common Stock in connection with the Securities Purchase Agreement pursuant to Nasdaq Listing Rule 5635.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ISSUANCE PROPOSAL.

18

PROPOSAL No. 4

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE EACH OF THE OBSOLETE PREFERRED STOCK ELIMINATION PROPOSAL, THE INCREASE IN AUTHORIZED SHARES PROPOSAL OR THE ISSUANCE PROPOSAL

Background of and Rationale for the Adjournment Proposal

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting from time to time to a later date or dates if there are not sufficient votes at the Special Meeting or any adjournment thereof to establish a quorum or approve each of the Obsolete Preferred Stock Elimination Proposal, the Increase in Authorized Shares Proposal or the Issuance Proposal. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to establish a quorum and/or solicit additional proxies in favor of each of the Obsolete Preferred Stock Elimination Proposal, the Increase in Authorized Shares Proposal or Issuance Proposal.

Required Vote

Proposal No. 4 will be adopted if a majority of voting power of shares present and entitled to vote at the Special Meeting affirmatively vote in favor of this proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal No. 4 to approve the adjournment of the Special Meeting from time to time to a later date or dates if there are not sufficient votes at the Special Meeting or any adjournment thereof to establish a quorum or approve each of the Obsolete Preferred Stock Elimination Proposal, the Increase in Authorized Shares Proposal or the Issuance Proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

19

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GT BIOPHARMA, INC.

The present name of the Corporation is GT Biopharma, Inc. The Corporation was incorporated under the name “Diagnostic Data, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 15, 1973. This Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s prior Restated Certificate of Incorporation, as amended, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended, integrated and restated to read in its entirety as follows:

“FIRST: The name of the corporation (hereinafter called “Company” or “Corporation”) is GT BIOPHARMA, INC.

SECOND: The registered office of the Corporation in the State of Delaware is located at 2140 S. Dupont Highway, Camden, Delaware 19934, in the County of Kent. The name of its registered agent at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

I. COMMON STOCK

The Corporation is authorized to issue a total of 25,000,000 shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.

II. PREFERRED STOCK

The Corporation is authorized to issue a total of 1,500,000 shares of Preferred Stock ($0.01 par value), each of which shares of Preferred Stock may be issued in one or more series of stock within the class of Preferred Stock. Each series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority hereby expressly vested in it by the provisions of this Amended and Restated Certificate of Incorporation.”

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Amended and Restated Certificate of Incorporation as of [●], 202[●].

GT BIOPHARMA, INC.

By:
Name:	Michael Breen
Title:	Executive Chairman of the Board of Directors and Chief Executive Officer

A-1

Appendix B

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

GT BIOPHARMA, INC.

GT Biopharma, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation duly adopted a resolution by the unanimous written consent of its members proposing and declaring fair, reasonable and advisable and in the best interest of the Corporation and its stockholders the following amendment to the restated certificate of incorporation of the Corporation (as amended, the “Certificate of Incorporation”) and recommending that the stockholders of the Corporation consider and approve the resolution. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation be amended by replacing in its entirety the first paragraph of Article FOURTH so that, as amended, the paragraph shall be and read as follows:

“I. COMMON STOCK

Upon this Certificate of Amendment of Restated Certificate of Incorporation of Corporation (this “Certificate of Amendment”) becoming effective pursuant to the Delaware General Corporation Law (the “Effective Time”), the Corporation is authorized to issue a total of 250,000,000 shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.”

SECOND: That thereafter pursuant to a resolution of the Board of Directors of the Corporation, said amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That this Certificate of Amendment of Restated Certificate of Incorporation shall be effective on [●], 202[●] at [●], Eastern Standard Time.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment of the Restated Certificate of Incorporation as of [●], 202[●].

GT BIOPHARMA, INC.

By:
Name:	Michael Breen
Title:	Executive Chairman of the Board of Directors and Chief Executive Officer

B-1

Appendix C

If our stockholders approve the Obsolete Preferred Stock Elimination Amendment described in Proposal No. 1 and the Increase in Authorized Shares Proposal described in Proposal No. 2, we intend to file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation setting forth both amendments as follows.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GT BIOPHARMA, INC.

The present name of the Corporation is GT Biopharma, Inc. The Corporation was incorporated under the name “Diagnostic Data, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 15, 1973. This Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s prior Restated Certificate of Incorporation, as amended, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended, integrated and restated to read in its entirety as follows:

“FIRST: The name of the corporation (hereinafter called “Company” or “Corporation”) is GT BIOPHARMA, INC.

SECOND: The registered office of the Corporation in the State of Delaware is located at 2140 S. Dupont Highway, Camden, Delaware 19934, in the County of Kent. The name of its registered agent at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

I. COMMON STOCK

The Corporation is authorized to issue a total of 250,000,000 shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.

II. PREFERRED STOCK

The Corporation is authorized to issue a total of 1,500,000 shares of Preferred Stock ($0.01 par value), each of which shares of Preferred Stock may be issued in one or more series of stock within the class of Preferred Stock. Each series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority hereby expressly vested in it by the provisions of this Amended and Restated Certificate of Incorporation.”

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Amended and Restated Certificate of Incorporation as of [●], 202[●].

GT BIOPHARMA, INC.

By:
Name:	Michael Breen
Title:	Executive Chairman of the Board of Directors and Chief Executive Officer

C-1

GT Biopharma, Inc.

1A, INC.
MERY STREET,

SAN FRANCISCO, CA 94111

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T04432-S50583

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GT BIOPHARMA, INC.

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Signature (Joint Owners) Date

T04433-S50583

GT BIOPHARMA, INC.
SPECIAL MEETING OF STOCKHOLDERS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GT Biopharma, Inc., hereby appoints Michael Breen as proxy, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Special Meeting of the Stockholders of GT Biopharma, Inc., to be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, CA 90067 on Wednesday, November 11, 2026 at 11:00 A.M. Pacific Time and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side